Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

CloudHQ LLC (the “Company”)
Guggenheim Securities, LLC (the “Structuring Agent”)

Zaft Rudaba LLC
(together, the “Specified Parties”)

Re: CloudHQ Secured Data Center Revenue Term Notes, 2026-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “CloudHQ 2026-1 Data Tape_vAUP (03.02.26).xlsx” provided by the Structuring Agent on March 2, 2026, on behalf of the Company, containing information on 5 data center lease segments (the “Lease Segments”) under 2 data center lease agreements as of February 1, 2026 (the “Data File”), which we were informed are intended to be included as collateral in the offering of CloudHQ Secured Data Center Revenue Term Notes, 2026-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts were within $1.00, percentages were within 0.1%, and Start Date and Expiration Date were within 30 days.

•	The term “Statistical Calculation Date” means February 1, 2026.

•	The term “Lease Documents” means the following documents provided by the Company for each Lease Segment in the Data File: data center lease agreements, master service agreements, service orders, statements of work, and associated amendments. We make no representation regarding the validity or accuracy of these documents or the execution of the Lease Documents by the tenants.

•	The term “Tenant Rating Screenshots” means screenshots containing tenants’ (i) Standard and Poor’s (“S&P”) long term bond credit ratings, or (ii) equivalent Moody’s Investor Services (“Moody’s”) or Fitch Ratings Inc. (“Fitch”) long term bond credit ratings where S&P ratings were not available, as of the Statistical Calculation Date, provided by the Structuring Agent on February 27, 2026, on behalf of the Company.

•	The term “Source Documents” means the Lease Documents and Tenant Rating Screenshots.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology as described in Exhibit A.

•	The term “Provided Information” means the Statistical Calculation Date, Source Documents, and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

For each Lease Segment in the Data File, we compared or recomputed the specified attributes in the Data File listed in Exhibit A to or using the corresponding information included in the Source Documents, utilizing the Instructions, as applicable, listed in Exhibit A. The Company indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception.

We found such information to be in agreement.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Lease Segments, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Lease Segments to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Lease Segments being securitized, (iii) the compliance of the originator of the Lease Segments with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Lease Segments that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

March 20, 2026

Exhibit A

Attributes, Source Documents, and Instructions

#	Attribute Name in Data File	Source Documents	Instructions
1	Tenant / Lease Name	Lease Documents	Not Applicable (“N/A”)
2	Tenant Credit Rating	Tenant Rating Screenshots	N/A
3	Campus	Lease Documents	N/A
4	City	Lease Documents	N/A
5	Lease Type	Lease Documents

If the Lease Documents indicate that only the landlord is responsible for the operating cost obligations, Lease Type is “MG&E.”

If the Lease Documents indicate that both the landlord and the tenant are responsible for the operating cost obligations, Lease Type is “NNN.”

6	Start Date	Lease Documents	N/A
7	Expiration Date	Lease Documents	N/A
8	Payment Frequency	Lease Documents	N/A
9	Original Term (months)	Lease Documents	If Original Term is not listed in the Lease Documents, recompute Original Term as the number of months between the Start Date and Expiration Date.
10	Remaining Term (months)	Lease Documents	Recompute Remaining Term as the number of months between Statistical Calculation Date and Expiration Date.

#	Attribute Name in Data File	Source Documents	Instructions
11	Renewal Options – Total Length of Term (months)	Lease Documents	If the Source Document lists the Renewal Options in years, recompute Renewal Options as the number of renewal options multiplied by the stated years multiplied by 12.
12	Remaining Term Incl. Renewals	Lease Documents	Recompute Remaining Term Incl. Renewals by adding Renewal Options – Total Length of Term to Remaining Term.
13	Capacity Leased (KW)	Lease Documents	N/A
14	Capacity Ramped (KW)	Lease Documents	N/A
15	Commencement Rent ($/kW)	Lease Documents	N/A
16	Monthly Base Rent	Lease Documents	Recompute Monthly Base Rent by multiplying the following: (A) Commencement Rent ($/kW) (B) Capacity Leased (KW) (C) (1 + Escalator Rate) N where N is equal to the number of years since the Start Date.
17	Escalator Rate	Lease Documents	N/A
18	Escalator Date (Month and Date Only)	Lease Documents	N/A